UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07434

The Stratton Funds, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Address of principal executive offices) (Zip code)

Patricia L. Sloan, Secretary/Treasurer

The Stratton Funds, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: March 31, 2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

First Quarter Report March 31, 2011

STRATTON
MUTUAL FUNDS

DEAR FELLOW SHAREHOLDER:

Three months ago, if we could have seen the future and observed the following combination of issues currently facing the market, we likely would have guessed that stocks would trade meaningfully lower as a result:

- Japanese earthquake and ensuing nuclear disaster
- Significant civil unrest in the Middle East and North Africa
- World food prices at all time highs
- Crude oil spiking above $100 per barrel
- Gasoline approaching $4 per gallon
- Rising inflation and inflation expectations
- The U.S. Federal Reserve is expected to discontinue quantitative easing in June
- Foreign central banks are tightening
- Sovereign debt problems and austerity continue to weigh on the Eurozone
- State and local budgets chopped
- Housing still in the dumps

Considering all these things, the S&P 500 finished the first quarter of 2011 at 1325, up almost 6%, and just 1% short of its recovery high. In the face of a multitude of risks, the stock market has shown remarkable resilience. This strength is likely attributable to the fact that the underlying economy has reached some level of critical mass and the ongoing recovery is more likely to be self-sustaining as monetary and fiscal stimulus is removed.

We see three primary reasons for the stock market's resilience in the face of heightened risk: reasonable valuations, relative attractiveness versus bonds, and a favorable M&A environment. We expect these factors will continue to provide support as we move from economic recovery to expansion.

Sincerely yours,

John A. Affleck

John A. Affleck, CFA
Chairman

April 18, 2011

Stratton Mutual Funds to move Quarterly Report Information to our Website!

In an effort to reduce expenses for Stratton Fund shareholders and to provide information on a more timely basis, this Quarterly Report will be the last report that is printed and mailed in hard copy. Mutual funds are not required to issue quarterly reports and most funds do not do so because of the significant costs.

Because we believe that many Stratton Fund shareholders like to receive portfolio holdings and manager commentary on a quarterly basis, we will have this information posted on our website at *www.strattonfunds.com* each quarter.

Distributed by BNY Mellon Distributors Inc., King of Prussia, PA 19406-1212.
Date of first use, May 2011. This report is to be preceded or accompanied by a Prospectus.
All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY
Stratton Multi-Cap Fund — Jim Beers

Q.	How did the Fund perform during the first quarter of 2011?

A.

Stratton Multi-Cap Fund produced a total return of +4.38% for the quarter ended March 31, 2011. This performance trailed the S&P 500 Index return of +5.92% for the same period and the Russell 3000® Value Index return of +6.47%. The performance of the Fund was hampered by its holdings within the Basic Materials, Consumer Discretionary, and Energy sectors. These areas in general, and our stocks specifically, retreated on continued concerns over the economic outlook and the uncertainty surrounding higher oil prices.

Q.	Portfolio activity seems to have been brisk during the quarter. Can you provide some background on the Adviser’s approach?

A.	Early in the quarter we began to build the Fund’s weighting in the Financial sector, taking positions in PNC Financial Services Group, Inc. (2.7%), Prudential Financial, Inc. (2.2%), and U.S. Bancorp (1.9%). Following a long period of underexposure to this group, we felt some allocation to strong, high-quality Banks was warranted, as we believe the longer term prospects for these companies is positive. We also shifted our Energy sector mix by buying Alpha Natural Resources, Inc. (2.6%), which predominately is a producer of metallurgical coal. Metallurgical coal is used in the steel making industry and is in high demand worldwide.

Q.	Has your overall outlook changed?

A.	Obviously, the Middle East situation and the terrible tragedy in Japan have made market participants uneasy and the worldwide economic picture less clear. However, we continue to believe that investing now in undervalued stocks with superior fundamental characteristics will be rewarded over time. We continue to favor stocks with exposure to growth in Emerging Markets, such as those in the Basic Materials area, and we continue to invest in Energy Companies, particularly producers and distributors of both oil and natural gas.

Portfolio holdings are as of 3/31/11. They are subject to change at any time. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s total expense ratio is 1.14%, as stated in the current prospectus.

FUND HIGHLIGHTS March 31, 2011 (unaudited)
Stratton Multi-Cap Fund

	March 31, 2011	December 31, 2010
Net Assets	$69,770,351	$70,825,738
Net Asset Value Per Share	$38.83	$37.20
Shares Outstanding	1,797,011	1,904,042

Quarterly Portfolio Changes
New Holdings (% of Net Assets)	Eliminated Holdings

Alpha Natural Resources, Inc. (2.6%)	Aflac, Inc.
Murphy Oil Corp. (1.1%)	Hudson City Bancorp, Inc.
PNC Financial Services Group, Inc. (2.7%)	Kimberly-Clark Corp.
Prudential Financial, Inc. (2.2%)	Penn Virginia Corp.
U.S. Bancorp (1.9%)	Target Corp.
VF Corp. (2.1%)	Torchmark Corp.
Warner Chilcott PLC Class A (1.0%)	Waste Management, Inc.

Sector Categories (% of Net Assets)

Technology	17.3%	Retailing	7.5%	Chemicals	3.3%
Energy	16.3%	Insurance/Services	4.8%	Consumer Durable	1.9%
Basic Materials	13.8%	Transportation	4.4%	Consumer Staples	1.0%
Banking/Financial	10.3%	Capital Goods	4.1%
Health Care	7.8%	Utilities	3.6%

Ten Largest Holdings*
	Market Value	% of NA
Energen Corp.	$ 2,524,800	3.6%
International Business Machines Corp.	2,446,050	3.5
Harris Corp.	2,232,000	3.2
Freeport-McMoRan Copper & Gold, Inc.	2,222,000	3.2
Occidental Petroleum Corp.	2,089,800	3.0
Corning, Inc.	2,063,000	3.0
Oracle Corp.	2,002,200	2.9
The Mosaic Co.	1,968,750	2.8
Apache Corp.	1,963,800	2.8
Schnitzer Steel Industries, Inc. Class A	1,950,300	2.8
	$21,462,700	30.8%

*Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY
Stratton Real Estate Fund — Jim Beers

Q.	How did the Fund perform during the first quarter of 2011?

A.	For the three months ended March 31, 2011, Stratton Real Estate Fund’s total return of +5.89% was slightly less than the +6.65% return produced by the MSCI U.S. REIT Index and the +7.50% total return of the FTSE NAREIT All Equity Index. Despite the underperformance compared to the benchmarks, we continue to remain positive on the performance of the REIT group as the sector has continued to keep pace with the broad market.

Q.	On which sectors are you particularly positive, from an investment standpoint?

A.	We continue to see value in the Lodging sector and added to the Fund’s exposure during the quarter. We initiated positions in LaSalle Hotel Properties (1.5%), a uniquely positioned owner of upscale, full-service luxury hotels. We also bought shares in Marriott International, Inc. (1.3%), a truly global franchise. We continue to believe that business travel and business spending is returning to this group, both domestically and internationally, as bookings for conference and convention space continue to firm. We also see vacation spending for individuals in the higher-end luxury segment continuing to strengthen.

As stated previously, we have been positive on the Apartment sector for several quarters and we continue to see improvement in Net Operating Income for these companies. Average rental rates have continued to firm, as less new supply has been built, and more apartments are being occupied. Uncertainty in the job market and tighter lending standards has kept home buying muted during the last eighteen months. Finally, we see better metrics in the Industrial sector, as the overall economic picture seems to be improving, and investors hope to capitalize on opportunities once a business recovery resumes.

Portfolio holdings are as of 3/31/11. They are subject to change at any time. Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s total expense ratio is 1.04%, as stated in the current prospectus.

FUND HIGHLIGHTS March 31, 2011 (unaudited)
Stratton Real Estate Fund

	March 31, 2011	December 31, 2010
Net Assets	$83,268,915	$78,189,208
Net Asset Value Per Share	$28.05	$26.49
Shares Outstanding	2,969,103	2,951,115

Quarterly Portfolio Changes

New Holdings (% of Net Assets)	Eliminated Holdings

LaSalle Hotel Properties (1.5%)	Healthcare Realty Trust, Inc.
Marriott International, Inc. Class A (1.3%)
Washington Real Estate Investment Trust (1.5%)

Sector Categories (% of Net Assets)

Apartments	20.8%	Industrial	6.7%
Office	17.2%	Diversified	6.5%
Health Care	17.2%	Shopping Centers	6.0%
Lodging	10.7%	Net Lease	3.1%
Regional Malls	7.7%

Ten Largest Holdings*
	Market Value	% of NA
Universal Health Realty Income Trust	$2,837,100	3.4%
EastGroup Properties, Inc.	2,638,200	3.2
National Retail Properties, Inc.	2,613,000	3.1
The Macerich Co.	2,476,500	3.0
Ventas, Inc.	2,443,500	2.9
UDR, Inc.	2,437,000	2.9
Lexington Realty Trust	2,414,684	2.9
AvalonBay Communities, Inc.	2,401,600	2.9
Home Properties, Inc.	2,358,000	2.8
Alexandria Real Estate Equities, Inc.	2,339,100	2.8
	$24,958,684	29.9%

*Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY
Stratton Small-Cap Value Fund — Jerry Van Horn

Q.	How did the Fund perform during the first quarter of 2011?

A.

For the first quarter of 2011, Stratton Small-Cap Value Fund posted a total return of +8.44% compared to the Russell 2000® Value Index return of +6.60% and the Russell 2000® Index return of +7.94%. During the quarter, the small-cap equity market continued to build upon the momentum generated throughout the second half of 2010. Despite numerous and growing global concerns, including rising food commodity prices, recurring political unrest in the Middle East, rising oil prices, and the March 9th earthquake in Japan, the market churned higher on the back of strong earnings growth and positive economic data (and maybe even a little help from the Federal Reserve).

Q.	What were the strongest/weakest areas of Fund performance during the quarter?

A.	Performance leadership was concentrated in the Health Care, Producer Durables, Energy, and Consumer Discretionary sectors. With the Health Care group, it is our sense that investors have begun to shift focus to the sector amid growing concerns over inflation and economic growth rates. The Producer Durables sector continued its trend of strong performance led by engineering and construction holdings, Chicago Bridge & Iron Co. and MasTec, Inc. The Energy sector continued to benefit from rising commodity prices, fueled more recently by growing unrest in the Middle East. Performance within the Consumer Discretionary sector was led by Fund holdings Jos. A. Bank Clothiers, Inc. and Aaron’s, Inc. both of which benefited from strong Q4 earnings reports.

The Fund continued to benefit from an increase in merger and acquisition activity during the quarter, following numerous deals in 2010. Fund holdings Nationwide Health Properties, Inc. and Sterling Bancshares, Inc. were acquired by larger rivals.

Portfolio holdings are as of 3/31/11. They are subject to change at any time. Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s total expense ratio is 1.22%, as stated in the current prospectus.

FUND HIGHLIGHTS March 31, 2011 (unaudited)
Stratton Small-Cap Value Fund

	March 31, 2011	December 31, 2010
Net Assets	$922,107,083	$855,494,273
Net Asset Value Per Share	$53.81	$49.62
Shares Outstanding	17,135,299	17,242,480

Quarterly Portfolio Changes
New Holdings (% of Net Assets)	Eliminated Holdings
International Coal Group, Inc. (1.5%)	Astoria Financial Corp.
	CommScope, Inc.
	Syniverse Holdings, Inc.

Sector Categories (% of Net Assets)

Technology	13.7%	Utilities	7.1%	Business Services	2.0%
Banking/Financial	12.9%	Basic Materials	6.5%	Aerospace/Defense	1.8%
Industrial	12.5%	Health Care	6.5%	Consumer Durable	1.7%
Energy	10.5%	Consumer Staples	4.2%	Insurance/Services	0.9%
REITs	8.6%	Retailing	3.8%

Ten Largest Holdings*
	Market Value	% of NA
Chicago Bridge & Iron Co. N.V	$ 21,488,810	2.3%
EnerSys	20,232,750	2.2
MasTec, Inc.	19,136,000	2.1
Arbitron, Inc.	18,433,815	2.0
Anixter International, Inc.	18,290,213	2.0
Crane Co.	18,132,192	2.0
Kinetic Concepts, Inc.	17,686,500	1.9
Southwest Gas Corp.	17,536,500	1.9
Jos. A. Bank Clothiers, Inc.	17,523,072	1.9
EL Paso Electric Co.	17,449,600	1.9
	$185,909,452	20.2%

*Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

SCHEDULE OF INVESTMENTS March 31, 2011 (unaudited)
Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 96.1%
Banking/Financial – 10.3%
American Express Co.	20,000	$904,000
Ameriprise Financial, Inc.	20,000	1,221,600
JPMorgan Chase & Co.	40,000	1,844,000
PNC Financial Services Group, Inc.	30,000	1,889,700
U.S. Bancorp	50,000	1,321,500

		7,180,800

Basic Materials – 13.8%
Agrium, Inc.	20,000	1,845,200
Freeport-McMoRan Copper & Gold, Inc.	40,000	2,222,000
GrafTech International, Ltd.†	80,000	1,650,400
The Mosaic Co.	25,000	1,968,750
Schnitzer Steel Industries, Inc. Class A	30,000	1,950,300

		9,636,650

Capital Goods – 4.1%
General Electric Co.	75,000	1,503,750
Tyco International, Ltd.	30,000	1,343,100

		2,846,850

Chemicals – 3.3%
Air Products & Chemicals, Inc.	15,000	1,352,700
PPG Industries, Inc.	10,000	952,100

		2,304,800

Consumer Durable – 1.9%
Ford Motor Co.†	90,000	1,341,900

Consumer Staples – 1.0%
Avon Products, Inc.	25,000	676,000

Energy – 16.3%
Alpha Natural Resources, Inc.†	30,000	1,781,100
Anadarko Petroleum Corp.	20,000	1,638,400
Apache Corp.	15,000	1,963,800
ConocoPhillips	20,000	1,597,200
Murphy Oil Corp.	10,000	734,200
National Oilwell Varco, Inc.	20,000	1,585,400
Occidental Petroleum Corp.	20,000	2,089,800

		11,389,900

	Number of Shares	Market Value (Note A)
Health Care – 7.8%
Abbott Laboratories	35,000	$1,716,750
Amedisys, Inc.†	40,000	1,400,000
Thermo Fisher Scientific, Inc.†	30,000	1,666,500
Warner Chilcott PLC Class A†	30,000	698,400

		5,481,650

Insurance/Services – 4.8%
MetLife, Inc.	40,000	1,789,200
Prudential Financial, Inc.	25,000	1,539,500

		3,328,700

Retailing – 7.5%
CVS Caremark Corp.	30,000	1,029,600
Darden Restaurants, Inc.	20,000	982,600
Kohl’s Corp.	15,000	795,600
Macy’s, Inc.	40,000	970,400
VF Corp.	15,000	1,477,950

		5,256,150

Technology – 17.3%
Corning, Inc.	100,000	2,063,000
Harris Corp.	45,000	2,232,000
Hewlett-Packard Co.	40,000	1,638,800
International Business Machines Corp.	15,000	2,446,050
L-3 Communications Holdings, Inc.	10,000	783,100
Microsoft Corp.	35,000	887,600
Oracle Corp.	60,000	2,002,200

		12,052,750

Transportation – 4.4%
CSX Corp.	20,000	1,572,000
Union Pacific Corp.	15,000	1,474,950

		3,046,950

Utilities – 3.6%
Energen Corp.	40,000	2,524,800

Total Common Stocks (Cost $57,061,912)		67,067,900

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2011 (unaudited) (continued)
Stratton Multi-Cap Fund

	Principal Amount	Market Value (Note A)
SHORT-TERM INVESTMENTS – 2.5%
BNY Mellon Cash Reserve 0.05%, due 04/01/11	$1,705,556	$1,705,556

Total Short-Term Investments (Cost $1,705,556)		1,705,556

Total Investments — 98.6% (Cost $58,767,468*)		68,773,456
Other Assets Less Liabilities — 1.4%		996,895

NET ASSETS — 100.0%		$69,770,351

† Non-income producing security * Aggregate cost is $58,767,468 and net unrealized appreciation is as follows:

Gross unrealized appreciation		$11,699,376
Gross unrealized depreciation		(1,693,388)

Net unrealized appreciation		$10,005,988

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2011 (unaudited)
Stratton Real Estate Fund

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 95.9%
Apartments – 20.8%
American Campus Communities, Inc.	55,000	$1,815,000
Apartment Investment & Management Co. Class A	60,000	1,528,200
AvalonBay Communities, Inc.	20,000	2,401,600
Camden Property Trust	40,000	2,272,800
Equity Residential	40,000	2,256,400
Home Properties, Inc.	40,000	2,358,000
Mid-America Apartment Communities, Inc.	35,000	2,247,000
UDR, Inc.	100,000	2,437,000

		17,316,000

Diversified – 6.5%
Digital Realty Trust, Inc.	30,000	1,744,200
Lexington Realty Trust	258,255	2,414,684
Washington Real Estate Investment Trust	40,000	1,243,600

		5,402,484

Health Care – 17.2%
HCP, Inc.	60,000	2,276,400
Health Care REIT, Inc.	40,000	2,097,600
Medical Properties Trust, Inc.	100,000	1,157,000
Nationwide Health Properties, Inc.	50,000	2,126,500
Omega Healthcare Investors, Inc.	60,000	1,340,400
Universal Health Realty Income Trust	70,000	2,837,100
Ventas, Inc.	45,000	2,443,500

		14,278,500

Industrial – 6.7%
AMB Property Corp.	50,000	1,798,500
DCT Industrial Trust, Inc.	200,000	1,110,000
EastGroup Properties, Inc.	60,000	2,638,200

		5,546,700

Lodging – 10.7%
Hospitality Properties Trust	100,000	2,315,000
Host Hotels & Resorts, Inc.	85,000	1,496,850
LaSalle Hotel Properties	45,000	1,215,000
Marriott International, Inc. Class A	30,000	1,067,400
Starwood Hotels & Resorts Worldwide, Inc.	25,000	1,453,000
Sunstone Hotel Investors, Inc.†	131,414	1,339,109

		8,886,359

Net Lease – 3.1%
National Retail Properties, Inc.	100,000	2,613,000

	Number of Shares	Market Value (Note A)
Office – 17.2%
Alexandria Real Estate Equities, Inc.	30,000	$2,339,100
Boston Properties, Inc.	20,000	1,897,000
Brandywine Realty Trust	145,000	1,760,300
Highwoods Properties, Inc.	60,000	2,100,600
Liberty Property Trust	60,000	1,974,000
Mack-Cali Realty Corp.	60,000	2,034,000
SL Green Realty Corp.	30,000	2,256,000

		14,361,000

Regional Malls – 7.7%
Glimcher Realty Trust	185,000	1,711,250
The Macerich Co.	50,000	2,476,500
Simon Property Group, Inc.	20,857	2,235,036

		6,422,786

Shopping Centers – 6.0%
Developers Diversified Realty Corp.	66,264	927,696
Equity One, Inc.	50,000	938,500
Federal Realty Investment Trust	20,000	1,631,200
Urstadt Biddle Properties, Inc. Class A	80,000	1,521,600

		5,018,996

Total Common Stocks (Cost $67,774,186)		79,845,825

	Principal Amount
SHORT-TERM INVESTMENTS – 3.8%
BNY Mellon Cash Reserve 0.05%, due 04/01/11	$3,189,220	3,189,220

Total Short-Term Investments (Cost $3,189,220)		3,189,220

Total Investments — 99.7% (Cost $70,963,406*)		83,035,045
Other Assets Less Liabilities — 0.3%		233,870

NET ASSETS — 100.0%		$83,268,915

† Non-income producing security
* Aggregate cost is $70,963,406 and net unrealized appreciation is as follows:

Gross unrealized appreciation		$21,619,816
Gross unrealized depreciation		(9,548,177)

Net unrealized appreciation		$12,071,639

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2011 (unaudited)
Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 92.7%
Aerospace/Defense – 1.8%
Moog, Inc. Class A†	361,925	$16,615,977

Banking/Financial – 12.9%
Affiliated Managers Group, Inc.†	153,250	16,760,953
Community Bank System, Inc.	330,000	8,009,100
First Midwest Bancorp, Inc.	564,200	6,651,918
First Niagara Financial Group, Inc.	577,000	7,835,660
Glacier Bancorp, Inc.	380,000	5,719,000
IBERIABANK Corp.	167,600	10,077,788
MB Financial, Inc.	426,600	8,941,536
Signature Bank†	235,000	13,254,000
Sterling Bancshares, Inc.	1,100,000	9,471,000
SVB Financial Group†	239,000	13,606,270
United Bankshares, Inc.	351,000	9,308,520
Webster Financial Corp.	418,600	8,970,598

		118,606,343

Basic Materials – 6.5%
Compass Minerals International, Inc.	145,000	13,561,850
Ferro Corp.†	715,000	11,861,850
Hecla Mining Co.†	550,000	4,994,000
Minerals Technologies, Inc.	43,500	2,980,620
PolyOne Corp.	746,000	10,600,660
Silgan Holdings, Inc.	418,000	15,942,520

		59,941,500

Business Services – 2.0%
Arbitron, Inc.	460,500	18,433,815

Consumer Durable – 1.7%
Jarden Corp.	450,000	16,006,500

Consumer Staples – 4.2%
Casey’s General Stores, Inc.	307,300	11,984,700
Ralcorp Holdings, Inc.†	170,000	11,633,100
Ruddick Corp.	401,500	15,493,885

		39,111,685

Energy – 10.5%
Alpha Natural Resources, Inc.†	135,500	8,044,635
Cabot Oil & Gas Corp.	228,400	12,098,348
Carrizo Oil & Gas, Inc.†	384,000	14,181,120
Complete Production Services, Inc.†	384,400	12,227,764
International Coal Group, Inc.†	1,232,400	13,926,120
Northern Oil and Gas, Inc.†	345,000	9,211,500
Petrohawk Energy Corp.†	444,110	10,898,459
Superior Energy Services, Inc.†	402,500	16,502,500

		97,090,446

	Number of Shares	Market Value (Note A)
Health Care – 6.5%
Kinetic Concepts, Inc.†	325,000	$17,686,500
Medicis Pharmaceutical Corp. Class A	420,000	13,456,800
PAREXEL International Corp.†	570,000	14,193,000
West Pharmaceutical Services, Inc.	316,100	14,151,797

		59,488,097

Industrial – 12.5%
Cascade Corp.	176,500	7,868,370
Chicago Bridge & Iron Co. N.V.	528,500	21,488,810
Crane Co.	374,400	18,132,192
EnerSys†	509,000	20,232,750
MasTec, Inc.†	920,000	19,136,000
The Shaw Group, Inc.†	397,400	14,071,934
Terex Corp.†	379,000	14,038,160

		114,968,216

Insurance/Services – 0.9%
Selective Insurance Group, Inc.	505,200	8,739,960

REITs – 8.6%
AMB Property Corp.	300,000	10,791,000
Highwoods Properties, Inc.	336,600	11,784,366
Home Properties, Inc.	212,700	12,538,665
Medical Properties Trust, Inc.	1,187,000	13,733,590
Nationwide Health Properties, Inc.	355,000	15,098,150
SL Green Realty Corp.	208,000	15,641,600

		79,587,371

Retailing – 3.8%
Aaron’s Inc.	674,250	17,098,980
Jos. A. Bank Clothiers, Inc.†	344,400	17,523,072

		34,622,052

Technology – 13.7%
Anixter International, Inc.†	261,700	18,290,213
Belden, Inc.	464,600	17,445,730
Blue Coat Systems, Inc.†	469,000	13,207,040
CACI International, Inc. Class A†	156,000	9,565,920
ON Semiconductor Corp.†	1,370,800	13,529,796
Parametric Technology Corp.†	715,000	16,080,350
Quest Software, Inc.†	564,000	14,319,960
RF Micro Devices, Inc.†	1,577,000	10,108,570
Solera Holdings, Inc.	270,000	13,797,000

		126,344,579

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2011 (unaudited) (continued)
Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note A)
Utilities – 7.1%
Avista Corp.	605,000	$13,993,650
EL Paso Electric Co.†	574,000	17,449,600
Portland General Electric Co.	363,500	8,640,395
Southwest Gas Corp.	450,000	17,536,500
Unisource Energy Corp.	225,300	8,140,089

		65,760,234

Total Common Stocks (Cost $591,909,773)		855,316,775

	Principal Amount
SHORT-TERM INVESTMENTS – 8.3%
BNY Mellon Cash Reserve 0.05%, due 04/01/11	$76,203,190	76,203,190

Total Short-Term Investments (Cost $76,203,190)		76,203,190

Total Investments — 101.0% (Cost $668,112,963*)		931,519,965
Liabilities in Excess of Other Assets — (1.0%)		(9,412,882)

NET ASSETS — 100.0%		$922,107,083

REIT– Real Estate Investment Trust
† Non-income producing security
* Aggregate cost is $668,112,963 and net unrealized appreciation is as follows:

Gross unrealized appreciation		$272,185,103
Gross unrealized depreciation		(8,778,101)

Net unrealized appreciation		$263,407,002

See accompanying notes to Schedules of Investments.

NOTES TO SCHEDULES OF INVESTMENTS
March 31, 2011 (unaudited)

Note A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

Note B. Fair Value Measurements – Various inputs are used in determining the fair value of investments which are as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active

Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Fund’s net assets as of March 31, 2011 is as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Level 1 - Quoted prices *	$68,773,456	$83,035,045	$931,519,965
Level 2 - Significant observable inputs	—	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total Market Value of Investments	$68,773,456	$83,035,045	$931,519,965

*	The breakdown of each Fund’s investments into major categories is disclosed in its Schedule of Investments.

During the three month period ended March 31, 2011, the Funds recognized no significant transfers to/from Level 1 or 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact on the Funds’ financial statements.

Note C. Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

NOTES TO SCHEDULES OF INVESTMENTS (continued)
March 31, 2011 (unaudited)

Note D. Tax Disclosure – No provision for federal income taxes is required since the Funds intend to continue to comply with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of March 31, 2011.

As of December 31, 2010, Multi-Cap Fund had net capital loss carryforwards for federal income tax purposes of $12,278,017 and 5,764,210, which are available to reduce future required distributions of net capital gains to shareholders. These amounts are available through 2017 and 2018, respectively. Real Estate Fund had net capital loss carryforwards for federal income tax purposes of $1,671,426, which is available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2017. Small-Cap Value Fund had net capital loss carryforwards for federal income tax purposes of $2,615,472, $16,735,188 and $23,320,547, which are available to reduce future required distributions of net capital gains to shareholders. These amounts are available through 2016, 2017 and 2018, respectively.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Multi-Cap Fund had deferred post-October capital losses of $(715,467), which will be treated as arising on the first business day of the fiscal year ending December 31, 2011.

For additional information regarding the accounting policies of the Funds, refer to the most recent financial statements in the N-CSR filings at www.sec.gov.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information, (including past performance figures or any additional information on the Funds), and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726. Please visit our website at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. Ticker symbols for Multi-Cap Fund, Real Estate Fund and Small-Cap Value Fund are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of each Fund is $2,000 for shares purchased in non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. The minimum amount for the initial purchase of shares of each Fund is $500 for shares purchased in retirement accounts. There is no minimum amount for subsequent purchases of Fund shares in retirement accounts.

Redemption Fees

The Funds may assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds, in their discrection, are authorized to waive the redemption fee as set forth in the Funds’ Prospectus.

Dividends and Distributions

The Real Estate Fund has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Real Estate Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Real Estate Fund’s distributions to shareholders may be reclassified as a return of capital at the end of the fiscal year. Therefore, Forms 1099-DIV for the Real Estate Fund may not be available until March. The Multi-Cap Fund may declare and pay dividends, if any, from net investment income semi-annually. The Real Estate Fund may declare and pay dividends, if any, on a semi-annual basis, however it may declare and pay dividends more frequently. The Small-Cap Value Fund may declare and pay dividends, if any, from net investment income annually. Each Fund will make distributions from net realized gains, if any, once a year, but may make distributions on a more frequent basis so as to avoid incurring any Fund level income or excise taxes, or for other reasons. Any distribution paid necessarily reduces a Fund’s NAV per share by the amount of the distribution. Unless a shareholder elects to receive distributions in cash, distributions will be reinvested in additional shares of the appropriate Fund.

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may participate in the plan.

SHAREHOLDER INFORMATION (continued)

Systematic Cash Withdrawal Plan

Shares of a Fund may be automatically redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires a minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726, or by visiting the Funds’ website at www.strattonfunds.com.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts (including additional purchase or redemption requests) and other Fund services can access their account on line at www.strattonfunds.com, or call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Express Delivery
Stratton Mutual Funds c/o BNY Mellon Investment Servicing (US) Inc. P. O. Box 9801 Providence, RI 02940	Stratton Mutual Funds c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462

Please do not send account related correspondence, including transaction requests, to the Advisor. Doing so may delay the processing of your account related request.

DIRECTORS

John A. Affleck, CFA
Bernard A. Francis, Jr.
Brian G. Peirce
Lois Rothenberger
Frank Thomas
H. Drake Williams, Jr.
Joel H. Wilson
Harold L. Zuber, Jr.

OFFICERS

John A. Affleck, CFA
Chairman
Stratton Mutual Funds

James A. Beers
President
Stratton Multi-Cap Fund
Stratton Real Estate Fund

Gerald M. Van Horn, CFA
President
Stratton Small-Cap Value Fund

Lynne M. Cannon
Chief Compliance Officer

Patricia L. Sloan
Secretary & Treasurer

Brigid E. Hummel
Assistant Secretary &
Assistant Treasurer

Michelle A. Whalen
Assistant Secretary &
Assistant Treasurer

INVESTMENT ADVISOR

CUSTODIAN BANK

The Bank of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT & DIVIDEND PAYING AGENT

Visit Stratton Mutual Funds at
www.strattonfunds.com

STRATTON
MUTUAL FUNDS

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Stratton Funds, Inc.

By (Signature and Title)*	/s/ John A. Affleck
John A. Affleck, Chief Executive Officer
(principal executive officer)

Date 5/9/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John A. Affleck
John A. Affleck, Chief Executive Officer
(principal executive officer)

Date 5/9/11

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer
(principal financial officer)

Date 5/9/11

*	Print the name and title of each signing officer under his or her signature.